Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SHAP 2018-1, LLC

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by SHAP 2018-1, LLC (the “Company”) and Nomura Securities International, Inc., Barclays Capital Inc., Performance Trust Capital Partners, LLC and Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of reverse mortgage loans in conjunction with the proposed offering of CFMT 2020-HB2, LLC, Asset-Backed Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 17, 2020, representatives of the Company provided us with a computer generated reverse mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business December 31, 2019, with respect to 1,793 reverse mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the reverse mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1	WAM ID (For informational purposes only)	42	Debenture Interest Rate
2	Subservicer ID (For informational purposes only)	43	MIP Rate
3	FHA Case Number	44	Borrower Birth Date
4	Property Type	45	Co Borrower Birth Date
5	Property City	46	Borrower Death Date
6	Property State	47	Co Borrower Death Date
7	Zipcode	48	Borrower Gender
8	Original Appraisal Value	49	Co-Borrower Gender
9	Original Appraisal Date	50	Due & Payable Appraisal Date
10	Original Principal Balance	51	Due & Payable Appraisal Amount
11	Current Unpaid Balance	52	FCL Appraisal Date
12	Interest Type	53	FCL Appraisal Value
13	Current Interest Rate	54	Short Sale Appraisal Date
14	ARM Index	55	Short Sale Appraisal Value
15	ARM Margin	56	T&I Advances
16	ARM Next IR Change Date	57	Corporate Advances
17	ARM Rate Change Frequency (if applicable)	58	Legal Advances
18	ARM IR Life Cap	59	Other Advances
19	Funded Date	60	Total Advances
20	Closing Date	61	Post D&P Tax and Insurance Advances
21	MIC Endorsement Date	62	Post D&P Corporate Advances
22	Max Claim Amount	63	Post D&P Legal Advances
23	Loan Status	64	Post D&P Other Advances
24	Bankruptcy Filed Date	65	Post D&P Total Advances
25	Bankruptcy Dismissed/Discharged Date	66	Post D&P Servicing Fee
26	Bankruptcy Motion for Relief Granted Date	67	Post D&P MIP
27	Occupancy Status	68	Post D&P Capitalized Interest
28	Default Balance	69	Post D&P Repayments
29	Default Date	70	Original Note Rate
30	HUD D&P Approval	71	Original Principal Limit
31	Called Due & Payable Date	72	Current Payment Plan
32	Loan Balance at Called D&P Date	73	Repay Plan Signed Letter Received
33	First Legal Deadline Date	74	Current At Risk Extension
34	First Legal Completed Date	75	Last At Risk Ext Request Date
35	HUD Notification First Legal	76	Ineligible NBS Flag
36	Foreclosure Scheduled Sale Date	77	Active Bankruptcy Flag
37	Foreclosure Confirmed Sale Date	78	Called Due & Payable Flag
38	Foreclosure Deed Recording Date	79	Most Recent Appraisal Date
39	Deed In Lieu Recording Date	80	Most Recent Appraisal Value
40	Marketable Title Acquired Date	81	Borrower Age
41	Servicing Fee	82	Co Borrower Age

We compared Characteristics 3. through 80. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business December 31, 2019 (collectively, the “Servicer System File”).

With respect to Characteristic 81., we recomputed the borrower age as the number of years between (i) the borrower birth date (as set forth on the Servicer System File) and (ii) December 31, 2019.

With respect to Characteristic 82., we recomputed the co borrower age as the number of years between (i) the co borrower birth date (as determined Servicer System File) and (ii) December 31, 2019.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 17., an ARM Rate Change Frequency of “1” as set forth on the Data File is deemed to be in agreement with an ARM Rate Change Frequency of “L” or “M” as set forth on the Servicer System File.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 19, 2020